UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

October 28, 2004

(Date of earliest event reported)

SOUTHTRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-03613	63-0574085
(Commission File No.)	(IRS Employer Identification No.)

420 North 20th Street Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 254-5000

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 28, 2004, the shareholders of SouthTrust Corporation (“SouthTrust”) approved the merger of SouthTrust with and into Wachovia Corporation (“Wachovia”). On October 28, 2004, Wachovia and SouthTrust issued a joint press release with respect to SouthTrust shareholder approval of the merger, a copy of which is attached hereto and incorporated herein by reference as Exhibit 99 hereto.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are being filed with or furnished with this report:

99	Press release dated October 28, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHTRUST CORPORATION

By:	/s/ JOHN D. BUCHANAN
John D. Buchanan
Its Senior Vice President - Legal

Date: October 28, 2004